UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TIM HORTONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Tim HORTONS INC.

ATTN: PROXY RETURN

874 SINCLAIR ROAD

OAKVILLE. ONTARIO, CANADA 16K2YI

BROADRIDGE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 2. 2008. This communication presents only an overview of the more complete proxy materials that are available toy on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders

are available at www.proxyvote.com.

To view this material, have the 12-digit Control #(s) available.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before April 18, 2008.

To request material: Internet www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

TIM HORTONS INC.

Vote In Person

Should you choose to attend the meeting and vote these shares in person, you will need government issued personal identification and, unless you are a record holder of Tim Hortons Inc. common stock, evidence of your ownership of Tim Hortons Inc. common stock as of the close of business on March 6, 2008, Please check the proxy

If

statement for requirements for meeting attendance. Vote By Internet

To vote by Internet go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. 1-lave your notice in hand when you access the web site and follow the

(E—

instructions,

P59106-O1S

1

1

1 OF 4

R1THT1

Meeting Location

The Annual Meeting for holders as of March 6, 2008 is to be held on May 2, 2008 at 10:30 am. Eastern Time at: Design Exchange

234 Bay Street

Toronto-Dominion Centre

Toronto, Ontario, Canada, M5K1B2

For meeting directions, please call: 416-363-6121 or refer to the proxy materials at www.proxyvote.com

P59106-01S

1

2 OF 4

R1THT2

Voting items

The BOARD OF DIRECTORS RECOMMEND A VOTE

“FOR” ITEMS 1 AND 2.

The election of four directors of Tim Hortons

Inc., each for a term of three years.

Nominees:

01) M. Shan Atkins

02) Moya M. Greene

03) Frank lacobucci

04) Wayne C. Sales

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Tim Hortons Inc. for the year ending December 28, 2008.

3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournment thereof.

000 00000 0110

23,456,789,012.00000

BROADRIDGE 88706MA99

FINANCIAL SOLUTIONS, INC. P59106-O1S

ATTENTION:

TEST PRINT 2

51 MERCEDES WAY 3 OF 4

EDGEWOOD, NY

11717

R1THT3

20 000000000110

P59106- O1S

1

2

4 OF 4

R1THT4